Exhibit 99.1

Nomadar Launches Our XI, A Digital Education Platform

for Professional Soccer Operations

Marshall, Texas — February 17, 2026 — Nomadar (NASDAQ: NOMA), a U.S.-based company operating at the intersection of sports, technology, tourism, and health, today announced the launch of Our XI, a fully digital educational platform designed to strengthen knowledge of back-office operations at professional soccer clubs. The project is part of the ongoing digital transformation of Nomadar’s High Performance Training Program (HPT), specifically within its education vertical.

Developed in collaboration with Cádiz CF, Our XI provides a practical, real-world perspective on how professional clubs operate behind the scenes, covering key areas including marketing, communications, business operations, data analytics, artificial intelligence, and emerging digital models in sports.

The platform features active professionals from Cádiz CF and other clubs, sports institutions, and media organizations, offering participants a broad and current view of the global soccer industry through on-demand coursework, live masterclasses, and access to a professional community for networking and career development.

“Our XI was conceived as a way to open up the inner workings of professional soccer organizations,” said Dani Aragon, Nomadar’s Director of Digital Business. “By combining real-world expertise, hands-on experience, and forward-looking insight, we aim to prepare professionals for an increasingly technological, digital and globalized soccer industry.”

During its initial phase, Our XI is being launched across the entire Spanish-speaking market, including Spain, Latin America, and the Spanish-speaking community in the United States, addressing growing demand for specialized training within the sports industry and professional soccer ecosystem.

The launch marks another step in Nomadar’s broader digitalization strategy across its business lines, structurally integrating the education vertical within its HPT program. In January, the Company announced the international expansion of its HPT program through the co-development of a digital platform designed to support entry into the Indian market, reinforcing a hybrid model that combines education, technology, and sports development in new strategic geographies.

Together with Our XI, the HPT program continues to strive to advance digital transformation and education as strategic pillars for talent development and the professionalization of soccer on a global scale.

For more information about Our XI and to access the platform, visit https://www.skool.com/our-eleven-7887/about

Additional information about this initiative and Nomadar’s HPT digitalization strategy is available at: https://nomadar.com/

About Nomadar

Nomadar Corp. is a U.S.-based company operating at the intersection of sports, tourism, technology, and health. A subsidiary of Cádiz CF, a 115-year-old professional soccer club competing in La Liga, Nomadar develops innovative projects that connect global audiences through experiences that combine health, entertainment, and digital engagement.

The Company is also advancing the Sportech City real estate development project for a multi-purpose event center in southern Europe, designed to host international sports, cultural, and corporate events. Nomadar’s mission is to create sustainable, technology-driven platforms that enhance the connection between sports, community, and health.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities, including but not limited to statements regarding the digital platform Our XI, the Company’s expansion into Indian markets, and the Company’s expansion into Spanish speaking markets. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward- looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Company´s filings with the SEC, available at www.sec.gov. Further descriptions of these risks and uncertainties can be found in the Company’s Registration Statement on Form S-1 (File No. 333-284716) originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2025, as amended and supplemented from time to time, and in subsequent filings with and submissions to, the SEC, as the same may be amended and supplemented from time to time, which are available at www.sec.gov. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Media Contact

Fatema Bhabrawala

Director of Media Relations, Alliance Advisors

fbhabrawala@allianceadvisors.com

Investor Contacts

investor.relations@nomadar.com

or
Richard Land, Alliance Advisors

nomaIR@allianceadvisors.com